                                 EXHIBIT 99.19






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[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

DEAL NAME:                   POPULAR 5005-5 - GROUP I ONLY

DETAILED COLLATERAL INFO

                                                                  % OF
                            # OF                        AVG.      GROUP
                           LOANS       BALANCE        BALANCE    BALANCE    WAC    WALA   WARM   FICO    OLTV    CLTV     DTI
                           ---------------------------------------------------------------------------------------------------
Aggregate                  2,114   370,810,681.00   175,407.00    100.00   7.187      2    347    632   82.48   84.09    41.72

CURRENT BALANCE
<$50k                         40     1,700,874.85    42,521.87      0.46   8.512      3    282    597   57.53   57.53    34.47
50-75k                       197    12,669,791.44    64,313.66      3.42   7.925      2    336    622   80.73   82.65    38.21
75.01-100k                   286    25,126,172.56    87,853.75      6.78   7.765      2    338    622   83.24   84.85    39.67
100.01-200K                  973   143,369,623.00   147,348.02     38.66   7.325      2    345    625   83.69   85.51    40.95
200.01-300K                  370    90,126,797.27   243,585.94     24.31   7.042      2    351    632   81.10   82.76    42.54
300.01-400K                  166    57,001,476.27   343,382.39     15.37   6.922      2    354    638   82.39   83.64    43.75
400.01-500K                   54    24,538,276.49   454,412.53      6.62   6.839      2    348    658   83.04   84.78    41.76
500.01-1,000,000              28    16,277,669.15   581,345.33      4.39   6.627      2    354    657   81.79   82.12    43.46
1,000,000.01 - 1,250,000       -                -            -         -       -      -      -      -       -       -        -
1,250,000.01 - 1,500,000       -                -            -         -       -      -      -      -       -       -        -
1,500,000.01 +                 -                -            -         -       -      -      -      -       -       -        -

FICO
NA
<600                         651   102,566,204.73   157,551.77     27.66   7.586      2    350    563   77.84   78.57    40.99
601-619                      269    46,184,790.21   171,690.67     12.46   7.152      2    346    611   81.41   84.18    41.70
620-639                      324    59,725,996.62   184,339.50     16.11   7.165      2    349    629   83.90   86.17    41.94
640-659                      300    53,351,944.16   177,839.81     14.39   7.148      2    348    650   85.56   87.34    42.19
660 - 679                    221    37,888,329.45   171,440.40     10.22   7.040      2    342    669   86.98   88.67    42.09
680-699                      141    27,870,947.26   197,666.29      7.52   6.909      2    347    688   84.51   86.65    43.15
700-719                       84    17,649,984.41   210,118.86      4.76   6.769      2    345    709   85.13   86.12    41.43
720+                         124    25,572,484.19   206,229.71      6.90   6.593      2    344    748   82.61   83.38    41.32

LTV
80                           551    92,773,195.65   168,372.41     25.02   7.028      2    349    641   80.00   85.85    42.22
80.01-85                     273    47,589,462.06   174,320.37     12.83   7.288      2    348    617   84.20   84.20    41.63
85.01-90                     304    55,079,670.51   181,183.13     14.85   7.341      1    344    625   89.49   89.49    41.81
90.01-95                     134    23,850,630.35   177,989.78      6.43   7.348      2    346    648   94.34   94.34    42.30
95.01-100                    299    49,527,625.19   165,644.23     13.36   7.440      2    348    668   99.75   99.75    42.59
100.01+

Cash Out                   1,703   301,143,368.51   176,831.10     81.21   7.184      2    347    627   82.05   83.19    41.63
2-4 family                   128    30,922,395.43   241,581.21    100.00   7.069      2    355    641   76.82   77.60    43.90
Investment & 2nd home        111    17,981,776.13   161,997.98    100.00   7.469      2    354    653   74.96   75.29    39.75

CA                            64    17,668,936.57   276,077.13      4.76   6.611      3    348    653   75.79   76.05    42.45
NY                           230    58,063,806.99   252,451.33     15.66   7.074      2    353    634   75.70   76.68    43.28
MA                            30     7,763,459.61   258,781.99      2.09   7.061      1    356    594   78.68   80.01    43.12
GA                            97    13,297,009.29   137,082.57      3.59   7.443      2    349    627   85.84   89.35    38.89

Full Doc                   1,570   261,221,716.05   166,383.26     70.45   7.185      2    346    626   84.27   85.99    41.65
Stated Doc                   534   106,216,346.00   198,907.01     28.64   7.190      2    351    648   78.16   79.51    42.13
Lite Doc                      10     3,372,618.98   337,261.90    100.00   7.218      2    350    633   80.59   80.59    34.38

IO                           132    32,321,642.28   244,860.93      8.72   6.690      2    335    667   85.24   87.06    41.91
2nd lien                       -                -            -         -       -      -      -      -       -       -        -
Loans w/ silent 2nds         184    31,258,964.86   169,885.68      8.43   6.988      1    348    640   79.71   98.72    43.17

DTI:
LT 40                        801   125,256,432.52   156,375.07     33.78   7.266      2    344    629   81.61   82.87    32.02
40 - 45                      494    88,862,511.61   179,883.63     23.96   7.120      2    347    636   81.12   82.67    42.77
45 - 50                      644   119,160,675.54   185,032.10     32.14   7.161      2    352    631   83.48   85.39    47.77
50 - 55                      162    34,543,143.41   213,229.28      9.32   7.163      2    343    638   85.67   87.47    52.14
55+                           13     2,987,917.95   229,839.84      0.81   7.153      2    359    620   82.92   86.19    55.86

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
                                        % OF     % SINGLE
                           % OF FULL   PRIMARY   FAMILY &   % OF IO   % SILENT
                               DOC      OWNER       PUD      LOANS       2NDS
                           ---------------------------------------------------
Aggregate                     70.45     95.15      88.39     22.39      19.47

CURRENT BALANCE
<$50k                         78.18     89.30      94.13         -       0.00
50-75k                        81.80     89.71      98.03      1.04       9.58
75.01-100k                    76.43     93.24      90.71      2.75       8.06
100.01-200K                   77.87     96.55      91.09      6.67       9.35
200.01-300K                   67.99     94.38      89.21      6.77       8.48
300.01-400K                   56.11     95.21      81.82     10.95       7.29
400.01-500K                   64.85     96.23      78.05     24.04       9.23
500.01-1,000,000              58.38     93.04      86.94     22.69       3.34
1,000,000.01 - 1,250,000          -         -          -         -          -
1,250,000.01 - 1,500,000          -         -          -         -          -
1,500,000.01 +                    -         -          -         -          -

FICO
NA
<600                          81.91     97.79      89.00      2.14       3.71
601-619                       72.99     94.95      89.64      0.96      15.28
620-639                       70.19     95.41      87.12      9.23      12.12
640-659                       66.23     93.29      87.35     11.51       9.01
660 - 679                     62.09     95.12      94.11     18.16       8.86
680-699                       55.72     92.93      88.15     15.74      10.69
700-719                       59.89     92.61      87.58     16.02       5.21
720+                          65.01     92.43      81.16     15.38       4.28

LTV
80                            61.69     95.48      87.66     11.03      30.68
80.01-85                      70.99     95.62      92.38      7.57       0.00
85.01-90                      76.63     97.10      92.70      7.96       0.00
90.01-95                      89.20     99.07      96.42      4.41       0.00
95.01-100                     91.23     99.77      92.91     14.16       0.00
100.01+

Cash Out                      72.09     95.17      89.43      7.35       6.16
2-4 family                    49.31     76.45          -      2.78       3.88
Investment & 2nd home         49.76         -      55.22      0.59       1.67

CA                            64.46     92.67      92.07     23.30       1.30
NY                            49.76     91.83      72.96      4.93       5.72
MA                            85.74     83.63      75.67      7.21       6.64
GA                            76.98     96.63     100.00      7.62      17.80

Full Doc                     100.00     96.57      90.80     10.67       9.17
Stated Doc                        -     91.99      82.59      4.19       6.87
Lite Doc                          -     84.37      84.37         -       0.00

IO                            86.22     99.67      96.22    100.00       9.13
2nd lien                          -         -          -         -          -
Loans w/ silent 2nds          76.64     99.04      94.77      9.44     100.00

DTI:
LT 40                         75.76     94.23      90.57      9.12       6.66
40 - 45                       58.83     95.28      89.57      7.51       7.81
45 - 50                       68.30     95.81      86.01      7.72      10.02
50 - 55                       85.93     96.34      85.28     14.55      10.27
55+                          100.00     89.77      92.51         -      16.59

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.